NUMBER	INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA	SHARES

QUUIBUS TECHNOLOGY, INC.

COMMON STOCK
PAR VALUE $0.001 EACH

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO ANY
SHAREHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS,
PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR
OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES
THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR
RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS

This is to Certify that	is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

QUUIBUS TECHNOLOGY, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate, properly endorsed.

Witness, the seal of the Corporation and the signatures of its duly authorized officers.

Dated:

CHIEF EXECUTIVE OFFICER	THIS CERTIFICATE IS SUBJECT TO THE RESTRICTIONS SET FORTH ON THE BACK HEREOF.	SECRETARY

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR
WITHOUT ALTERATION OF ENLARGEMENT OR ANY CHANGE WHATSOEVER

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-as tenants in common	UNIF GIFT MIN ACT -	…….... Custodian ……… (Cust.) (Minor)
TEN ENT	-as tenants by the entireties		Under Uniform Gifts to Minors
JT TEN	- as joint tenants with right of survivorship and not as tenants in common		Act ………………….……. (State)

Additional abbreviations may also be used though not in the above list.

For value received, _________________ hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

__________________________________________________ Shares of _____________ Common Stock, represented by the within Certificate, and do hereby irrevocably constitute and appoint _________________________________ Attorney, to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________ 20_________
In presence of ___________________________

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS SUCH REGISTRATION IS NOT REQUIRED.